FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 20, 2001


                        Oregon Trail Financial Corp.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Oregon                 0-22953                 91-1829481
---------------------------       ----------            ------------------
State or other jurisdiction       Commission            (I.R.S. Employer
 of incorporation                 File Number           Identification No.)

2055 First Street, Baker City, Oregon                          97814
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------

        (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     The Registrant announced that U.S. District Court Magistrate John Jelderks dismissed Stilwell Associates, L.P.'s suit against Edward Elms, a Director of the Registrant, and the Registrant. The lawsuit alleged that Mr. Elms should be removed from the Registrant's Board of Directors.

     For further information, reference is made to the Registrant's press release dated September 20, 2001 which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     -------

        99     Press Release dated September 20, 2001

                                    1

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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     OREGON TRAIL FINANCIAL CORP.


DATE: September 20, 2001             By:/s/Berniel L. Maughan
                                        ----------------------------------
                                        Berniel L. Maughan
                                        President and Chief Executive Officer

                                      2

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                                Exhibit 99

                   Press Release Dated September 20, 2001

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                        OREGON TRAIL FINANCIAL CORP.

                           FOR IMMEDIATE RELEASE
                           ---------------------

         STILWELL SUIT AGAINST OREGON TRAIL DIRECTOR ELMS DISMISSED

Baker City, OR, September 20, 2001 / Oregon Trail Financial Corp. (Nasdaq:OTFC), the holding company for Pioneer Bank, announced today that U.S. District Court Magistrate John Jelderks dismissed Stilwell Associates, L.P.'s suit against Edward Elms and Oregon Trail Financial Corp. The lawsuit alleged that Elms should be removed from the Oregon Trail Board of Directors. The Court's ruling was based in part on Judge Jelderks' finding that the harm alleged by Stilwell was "speculative". With the dismissal of the original suit, the Company agreed to dismiss its counterclaims alleging false and misleading statements in Stilwell's Schedule 13D filings.

Last week Multnomah County Circuit Court Judge Janice Wilson granted summary judgment in favor of director Charles Rouse in Stilwell's lawsuit to remove Mr. Rouse from the Oregon Trail Board. This week's dismissal of the Elms litigation underscores the frivolous nature of both suits. Regrettably, the Company was forced to incur more than $200,000 in costs to successfully defend these directors from Stilwell's meritless suits.

On September 13, 2001, the Company filed a lawsuit against the Stilwell Group and Kevin Padrick (U.S. District Court for the District of Oregon; Civil No. CV01-1346 JE) alleging that the proxy and additional soliciting materials sent and published by the Stilwell Group contain material false and misleading statements. Among the alleged misstatements regarding directors Rouse and Elms were charges of illegal or criminal behavior. A hearing on the Company's Motion for Preliminary Injunction is scheduled for Tuesday, September 25, 2001.

Board Chairman Stephen Whittemore concluded: "We acknowledge Mr. Stilwell's right to nominate and solicit proxies for his candidate to serve on our Board of Directors, but falsely accusing and suing our directors for criminal and illegal behavior is unconscionable. Our hope is that this harassment will stop."

CONTACT:  Berniel L. Maughan, President and CEO, Oregon Trail Financial Corp.,
(541) 523-6327.

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